                                                                     EXHIBIT 3.3

Form BCA-10.30                ARTICLES OF AMENDMENT
(Rev. Jan. 1991)                                         File # 5350-363-2

George H. Ryan                        FILED                SUBMIT IN DUPLICATE
Secretary of State
Department of Business             DEC 12 1991            THIS SPACE FOR USE BY
 Services                                                  SECRETARY OF STATE
Springfield, IL 62756
Telephone (217) 782-6961
                                  GEORGE H. RYAN         Date 12/12/91
                                SECRETARY OF STATE

  Remit payment in check                                 Franchise Tax   $
or money order, payable to                               Filing Fee      $100.00
   "Secretary of State"                 PAID             Penalty         $

                                     DEC 16 1991         Approved:


1.   CORPORATE NAME:      Solo Cup Company (f/k/a LJR Realty Company)

2.   MANNER OF ADOPTION:

     The following amendment of the Articles of Incorporation was adopted on as of October 30, 1991, 1991 in the manner indicated below. ("X" one box only)

     / / By a majority of the incorporators, provided no directors were names in the articles of Incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                         (Note 2)

     /X/ By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                         (Note 3)

     / / By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                         (Note 4)

     / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                         (Note 4)

     / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                         (Note 4)

                               (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

--------------------------------------------------------------------------------
                                   (NEW NAME)

            SEE ATTACHMENT A, ATTACHED HERETO AND MADE A PART HEREOF

                 All changes other than name, include on page 2
                                     (over)

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")
          No Change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms State Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No Change

     (b) The amount of Paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No Change

                                              Before Amendment   After Amendment
                     Paid-in Capital          $_____________     $____________

                       (COMPLETE EITHER ITEM 5 OR 6 BELOW)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury that the facts stated herein are true.

DATED        OCTOBER 30       , 1991               /s/ RONALD L. WHALEY
            -----------------     --------  ------------------------------------
             /s/ E. LEO CARTER                    (EXACT NAME OF CORPORATION)

ATTESTED BY  E. LEO CARTER, SECRETARY        BY RONALD L. WHALEY, VICE PRESIDENT
            ------------------------------      --------------------------------
             (SIGNATURE OF SECRETARY OR              (SIGNATURE OF PRESIDENT
                ASSISTANT SECRETARY)                    OR VICE PRESIDENT)

            ------------------------------  ------------------------------------
            (TYPE OR PRINT NAME AND TITLE)     (TYPE OR PRINT NAME AND TITLE)

6. If amendment is authorized by the Incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors of such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

DATED       _________________ , 19 __


____________________________________      ______________________________________
____________________________________      ______________________________________
____________________________________      ______________________________________
____________________________________      ______________________________________

                                  ATTACHMENT A

     RESOLVED, that the Articles of Incorporation of the Corporation be amended (in Article Five, Paragraph 1) and restated in their entirety to read as follows:

     ARTICLE ONE:   The name of the Corporation is Solo Cup Company. The
Corporation was incorporated on June 21, 1984 under the name LJR Realty Company and its Articles of Incorporation were amended effective March 31, 1991 to change its name to Solo Cup Company.

     ARTICLE TWO:   The name and address of the registered agent and registered office as of the date of filing these Restated Articles of Incorporation are:

          Shayle P. Fox
          233 South Wacker Drive
          Suite 7818
          Chicago, Cook County, Illinois 60606

     ARTICLE THREE: The duration of the Corporation is perpetual.

     ARTICLE FOUR: The purposes for which the Corporation is organized are: to engage in the ownership, purchase, sale and leasing of real estate, to do each and every act necessary to fulfill such purposes, and to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Business Corporation Act.

     ARTICLE FIVE: Paragraph 1: The number of authorized shares shall be amended to be as follows:

                                                                NUMBER OF SHARES
          CLASS                         PAR VALUE                  AUTHORIZED
          -----                         ---------                  ----------
Class A Nonvoting Common Shares           $ .01                    12,000,000
Class B Voting Common Shares              $ .01                       100,000

     Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of each class are:

     (a) The Class A Nonvoting Common shares and Class B Voting Common Shares (collectively, the "Common Shares") shall participate share and share alike in all dividends and distributions of assets upon liquidation or otherwise and shall be identical in all other respects, except that the holders of the Class A Nonvoting Common Shares shall have no voting power for any purpose whatsoever (and no holder thereof shall be entitled to receive any notice of any meeting of shareholders), save as otherwise provided by law, and the holders of the Class B Voting Common Shares of the Corporation shall have full voting power for all purposes, save as otherwise required by law. In case of any split-up or reverse split of Common Shares, the number of Class A Nonvoting Common

Shares and the number of Class B Voting Common Shares shall be increased or decreased, as the case may be, in the same proportion, share and share alike.

     ARTICLE SIX:   The number of shares of each class issued on the date of
filing these Restated Articles of Incorporation is as follows:

          Class A Nonvoting Common                           9,942,526
          Class B Voting Common                                 57,474

     ARTICLE SEVEN: The paid-in capital of the Corporation as of the date of the filing these Restated Articles of Incorporation is $132,165,279.

Form BCA-10.30                ARTICLES OF AMENDMENT
(Rev. Jan. 1991)                                         File # D5350-363-2

George H. Ryan                        FILED                SUBMIT IN DUPLICATE
Secretary of State
Department of Business             DEC 21 1991            THIS SPACE FOR USE BY
 Services                                                  SECRETARY OF STATE
Springfield, IL 62756
Telephone (217) 782-6961
                                  GEORGE H. RYAN         Date 12/24/91
                                SECRETARY OF STATE

  Remit payment in check                                 Franchise Tax   $
or money order, payable to                               Filing Fee      $25
   "Secretary of State"                 PAID             Penalty         $

                                     DEC 30 1991         Approved:


1.   CORPORATE NAME:       Solo Cup Company (f/k/a LJR Realty Company)

2.   MANNER OF ADOPTION:
     The following amendment of the Articles of Incorporation was adopted on as of December, 1991 in the manner indicated below. ("X" one box only)

     / / By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected; or by a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                         (Note 2)

     / / By a majority of the board of directors, in accordance with Section 10.15, shares having been issued by shareholder action not being required for the adoption of the amendment;
                                                         (Note 3)

     /X/ By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                         (Note 4)

     / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with
          Section 7.10;
                                                         (Note 4)

     / / By the shareholders, in accordance with Section 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                         (Note 4)

                               (INSERT AMENDMENT)

(ANY ARTICLE BEING AMENDED IS REQUIRED TO BE SET FORTH IN ITS ENTIRETY.) (SUGGESTED LANGUAGE FOR AN AMENDMENT TO CHANGE THE CORPORATE NAME IS RESOLVED, THAT THE ARTICLES OF INCORPORATION BE AMENDED TO READ AS FOLLOWS:)

          No change
--------------------------------------------------------------------------------
                                   (NEW NAME)

     SEE ATTACHED A, ATTACHED HERETO AND MADE A PART HEREOF

                 All changes other than name, include on page 2
                                     (over)

3. The manner in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No change

4. (a) The manner in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows:
     (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No change

     (b) The amount of Paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (IF NOT APPLICABLE, INSERT "NO CHANGE")

          No change

                                             Before Amendment    After Amendment
                     Paid-in Capital         $___________        $__________

                       (COMPLETE EITHER ITEM 5 OR 6 BELOW)

5. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury that the facts stated herein are true.

DATED        DECEMBER 20          , 1991      SOLO CUP COMPANY
             ---------------------    -----  -----------------------------------
                                                 (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ E. LEO CARTER              BY  /s/ RONALD L. WHALEY
             ------------------------------     --------------------------------
              (SIGNATURE OF SECRETARY OR           (SIGNATURE OF PRESIDENT OR
                  ASSISTANT SECRETARY)                  VICE PRESIDENT)

              E. LEO CARTER, SECRETARY        RONALD L. WHALEY, VICE PRESIDENT
             ------------------------------  -----------------------------------
             (TYPE OR PRINT NAME AND TITLE)     (TYPE OR PRINT NAME AND TITLE)

6. If amendment is authorized by the incorporators, the incorporators must sign below.

                                       OR

     If amendment is authorized by the directors and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below.

     The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

DATED     ______________ , 19 __


____________________________________   ________________________________________

____________________________________   ________________________________________

____________________________________   ________________________________________

____________________________________   ________________________________________

                                  ATTACHMENT A

     RESOLVED, that the Article Five of the Articles of Incorporation be amended in its entirety to read as follows:

     ARTICLE FIVE: Paragraph 1: The number of authorized shares shall be amended to be as follows:

                                                              NUMBER OF SHARES
              CLASS                           PAR VALUE          AUTHORIZED
              -----                           ---------          ----------
Class A Nonvoting Common Shares                 $ .01            10,000,000
Class B Voting Common Shares                    $ .01               100,000

     Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of each class are:

     (a) The Class A Nonvoting Common shares and Class B Voting Common Shares (collectively, the "Common Shares") shall participate share and share alike in all dividends and distributions of assets upon liquidation or otherwise and shall be identical in all other respects, except that the holders of the Class A Nonvoting Common Shares shall have no voting power for any purpose whatsoever (and no holder thereof shall be entitled to receive any notice of any meeting of shareholders), save as otherwise provided by law, and the holders of the Class B Voting Common Shares of the Corporation shall have full voting power for all purposes, save as otherwise required by law. In case of any split-up or reverse split of Common Shares, the number of Class A Nonvoting Common Shares and the number of Class B Voting Common Shares shall be increased or decreased, as the case may be, in the same proportion, share and share alike.


PREPARED BY AND AFTER
RECORDING RETURN TO:

Robert M. Mintz
Fox and Grove, Chartered
Sears Tower - Suite 7818
233 South Wacker Drive
Chicago, Illinois 60606-6404
(312) 876-0500

Form BCA-11.25
                               ARTICLES OF MERGER
(Rev. Jan. 1995)            CONSOLIDATION OR EXCHANGE    File # D5350-363-2

George H. Ryan                     eff 12/31/98
Secretary of State
Department of Business                FILED               THIS SPACE FOR USE BY
 Services                                                  SECRETARY OF STATE
Springfield, IL  62756
Telephone (217) 782-6961           DEC 30 1998
http://www.sos.state.Il.us                               Date 12/30/98

    DO NOT SEND CASH!             GEORGE H. RYAN         Filing Fee        $150
Remit payment in check or       SECRETARY OF STATE
money order, payable to                                  Approved: RD
"Secretary of State."
Filing Fee is $100, but
if merger or consolidation            PAID
of more than 2 corporations,
$50 each additional
corporation.                       JAN 05 1999


1. Names of corporations proposing to merge, and the state or country of their incorporation:

                                State or Country of     Illinois Secretary of State File
    Names of Corporation          Incorporation                      Number
Solo Cup Company              Illinois                 D5350-363-2

Atlas Enterprises, Inc.       Illinois                 D4727-907-1

Quality Inks, Inc.            Illinois                 D5212-788-2

__________________________    ______________________   _________________________________

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.   a.   Name of the surviving corporation:    Solo Cup Company

     b.   It shall be governed by the laws of:  Illinois

4. Plan of merger is as follows: See Exhibit A Attached Hereto and Made a Part Hereof

          If not sufficient space to cover this point, add one or more sheets of this size.

                                                                  EXPEDITED

                                                                 DEC 30 1998

                                                              SECRETARY OF STATE

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

     (The following items are not applicable to mergers under Section 11.30 -90% owned subsidiary provisions. See Article 7.)

     (Only "X" one box for each Illinois corporation)

                            By the shareholders, a
                            resolution of the board
                            directors having been          By written consent of the
                            duly adopted and               shareholders having not
                            submitted to a vote at a       less than the minimum
                            meeting of shareholders.       number of votes required
                            Not less than the              by statute and by the
                            minimum number of              articles of incorporation.    By written consent
                            votes required by statute      Shareholders who have         of ALL the
                            and by the articles of         not consented in writing      shareholders entitled
                            incorporation voted in         have been given notice in     to vote on the action
                            favor of the action taken      accordance with Section 7.10  in accordance with
Name of Corporation         (Section 11.20)                (Section 11.220)              Section 7.10 and Section 11.20
-------------------         -------------------------      ----------------------------  ------------------------------
Solo Cup Company                       / /                             / /                            /X/

Atlas Enterprises, Inc.                / /                             / /                            /X/

Quality Inks, Inc.                     / /                             / /                            /X/

________________________               / /                             / /                            / /

________________________               / /                             / /                            / /

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:
     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of the dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30 - 90% OWNED SUBSIDIARY PROVISIONS.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                                                 Number of Shares of Each Class
                                   Total Number of Shares          Owned immediately Prior to
    Name of Corporation           Outstanding of Each Class     Merger by the Parent Corporation

____________________________    _____________________________   _________________________________

NOT APPLICABLE                  _____________________________   _________________________________

____________________________    _____________________________   _________________________________

____________________________    _____________________________   _________________________________

     b.   (Not applicable to 100% owned subsidiaries)

          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was _____________, 19____.

          Was written consent for the merger or written waiver of the 30-day period by the holders of all outstanding shares of all subsidiary
          corporations received?   / / Yes     / / No

          (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

DATED         DECEMBER 10                        , 1998               SOLO CUP COMPANY
             ------------------------------------    -------------   -----------------------------------------------------
                                                                                  (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ E. LEO CARTER                                       BY   /s/ ROBERT L. HULSEMAN
             -----------------------------------------------------        ------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)               (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

              E. LEO CARTER, ASSISTANT SECRETARY                      ROBERT L. HULSEMAN, PRESIDENT
             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                           (TYPE OR PRINT NAME AND TITLE)

DATED         DECEMBER 10                        , 1998               ATLAS ENTERPRISES, INC.
             ------------------------------------    -------------   -----------------------------------------------------
                                                                                  (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ E. LEO CARTER                                       BY   /s/ ROBERT L. HULSEMAN
             -----------------------------------------------------        ------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

              E. LEO CARTER, SECRETARY                                ROBERT L. HULSEMAN, PRESIDENT
             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)

DATED         DECEMBER 10                        , 1998               QUALITY INKS, INC.
             ------------------------------------    -------------   -----------------------------------------------------
                                                                                  (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ E. LEO CARTER                                       BY   /s/ ROBERT L. HULSEMAN
             -----------------------------------------------------        ------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)              (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

              E. LEO CARTER, SECRETARY                                ROBERT L. HULSEMAN, EXECUTIVE VICE PRESIDENT
             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                           (TYPE OR PRINT NAME AND TITLE)

Form BCA-11.25

                                    EXHIBIT A

                                       TO
                               ARTICLES OF MERGER,
                            CONSOLIDATION OR EXCHANGE
                                       OF
                                SOLO CUP COMPANY
                              FILE NO. D5330-363-2

                     SUMMARY OF AGREEMENT AND PLAN OF MERGER

     This Summary of Agreement and Plan of Merger summarizes the terms and conditions of the merger (the "Merger") that are more fully set out in that certain Agreement and Plan of Merger ("Agreement") dated as of December 10, 1998, by and among Solo Cup Company, an Illinois corporation ("Solo" and sometimes referred to as the "Surviving Corporation"), Atlas Enterprises, Inc. ("Atlas") and Quality Inks, Inc. ("Quality") each a corporation organized and existing under the laws of the State of Illinois. Atlas and Quality are sometimes hereinafter referred to as the "Merged Corporations."

                                    RECITALS

     Solo is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. Solo is authorized to issue an aggregate of 100,100,000 shares of stock, consisting of 100,000,000 shares of Class A Nonvoting Common Shares, $0.01 par value per share (the "Solo Class A Nonvoting Stock"), and 100,000 shares of Class B Voting Common Shares, $0.01 par value per share (the "Solo Class B Voting Common Stock"), of which 9,942,526 shares of Solo Class A Nonvoting Stock are issued and outstanding and 57,474 shares of Solo Class B Voting Stock are issued and outstanding.

     Atlas is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. Atlas' authorized capital stock consists of 100,000 shares of common stock, no par value per share (the "Atlas Common Stock"), of which 100 are issued and outstanding.

     Quality is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois. Quality's authorized capital stock consists of 100,000 shares of common stock, no par value per share (the "Quality Common Stock"), of which 10,000 are issued and outstanding.

     The respective shareholders and board of directors of Solo, Atlas and Quality have adopted resolutions approving the Agreement.

Form BCA-11.25

                                       TO
                               ARTICLES OF MERGER,
                            CONSOLIDATION OR EXCHANGE
                                       OF
                                SOLO CUP COMPANY
                              FILE NO. D5330-363-2

                     SUMMARY OF AGREEMENT AND PLAN OF MERGER

1. PLAN OF MERGER. At the Effective Time (as hereinafter defined) and upon the terms and subject to the conditions contained herein:

     1.1 Atlas and Quality shall be merged with and into Solo in accordance with the Business Corporation Act of Illinois, as amended (the "Act") (the "Merger"), which shall be the surviving corporation.

     1.2 Following the Merger, the separate existence of Atlas and Quality shall cease and the Surviving Corporation shall continue its corporate existence under the laws of the State of Illinois.

     1.3 At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof.

          (a) except as set forth in Section 1.3(c) below, each of the issued and outstanding shares of the Atlas Common Stock shall be converted and exchanged into the right to receive 816 shares of authorized and unissued shares of the Solo Class A Nonvoting Common Stock;

          (b) except as set forth in Section 1.3(c) below, each of the issued and outstanding shares of the Quality Common Stock shall be converted and exchanged into the right to receive 12 shares of the Solo Class A Nonvoting Common Stock;

          (c) any of the Atlas Common Stock or the Quality Common Stock held by shareholders who dissent from the Merger and require appraisal of their shares in accordance with the Act ("Dissenting Shareholders") shall not be converted as described in Section 1.3(a) or Section 1.3(b), but shall become the right to receive such consideration as may be determined to be due to such Dissenting Shareholder pursuant to the Act; provided, however, that any of the Atlas Common Stock or the Quality Common Stock outstanding at the Effective Time and held by a Dissenting Shareholder who shall, after the Effective Time, withdraw

Form BCA-11.25

                                       TO
                               ARTICLES OF MERGER,
                            CONSOLIDATION OR EXCHANGE
                                       OF
                                SOLO CUP COMPANY
                              FILE NO. D5330-363-2

                     SUMMARY OF AGREEMENT AND PLAN OF MERGER

          (d) his, her or its demand for appraisal or lose his, her or its right of appraisal as provided by the Act, shall be deemed to be converted, as of the Effective Time, into the right to receive the number of shares of the Solo Class A Nonvoting Common Stock specified in Section 1.3(a) or 1.3(b), as applicable;

          (e) stock certificates for fractions of the Solo Class A Nonvoting Common Stock shall not be issued in the Merger.

     1.4 The "Effective Time" of the Merger shall be at 11:59 p.m., Central Standard Time, on December 31, 1998, as permitted by the Act.

2.   EFFECT OF MERGER. Upon and after the Effective Time.

     2.1 The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, franchises, patents, trademarks, licenses, registrations and other assets of the Merged Corporations, and all property, real, personal and mixed, and all debts due on whatever account, and all choses in action, and all and every other interest of or belonging to or due to the Merged Corporations shall be vested in the Surviving Corporation and shall thereafter be the property of the Surviving Corporation as they were of the Merged Corporations, without further act or deed, and the title to any real estate, or any interest herein, vested in the Merged Corporations shall not revert or be in any way impaired by reason of the Merger.

     2.2 The Surviving Corporation shall thence forth be responsible and liable for all of the debts, liabilities and duties of the Merged Corporations, and any claim existing or action nor proceeding pending by or against the Merged Corporations may be prosecuted or defended to judgment by the Surviving Corporation as if the Merger had not taken place, or the Surviving Corporation may be substituted in place of the Merged Corporations. Neither the rights of creditors nor any liens upon the property of the Merged Corporations shall be impaired by the Merger.

Form BCA-11.25

                                       TO
                               ARTICLES OF MERGER,
                            CONSOLIDATION OR EXCHANGE
                                       OF
                                SOLO CUP COMPANY
                              FILE NO. D5330-363-2

                     SUMMARY OF AGREEMENT AND PLAN OF MERGER

3. ARTICLES OF INCORPORATION AND BY-LAWS. From and after the Effective Time until amended as provided by the Act, the Restated and Amended Articles of Incorporation, as amended, and the Amended and Restated By-laws of Solo as in effect immediately prior to the Merger shall be and continue to be the Restated and Amended Articles of Incorporation, as amended, and the Amended and Restated By-laws of the Surviving Corporation.

4. BOARD OF DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. From and after the Effective Time, the members of the board of directors of Solo as in effect immediately prior to the Merger shall be and continue to be the board of directors of the Surviving Corporation, each of whom shall serve and hold office in accordance with (i) the Act, (ii) the Restated and Amended Articles of Incorporation, as amended, of the Surviving Corporation and (iii) the Amended and Restated By-laws of the Surviving Corporation. From and after the Effective Time, the officers of Solo as in effect immediately prior to the Merger shall be and continue to be the officers of the Surviving Corporation, each of whom shall serve and hold office in accordance with (i) the Act, (ii) the Restated and Amended Articles of Incorporation, as amended, of the Surviving Corporation and (iii) the Amended and Restated By-laws of the Surviving Corporation.

Form BCA-11.25
                               ARTICLES OF MERGER
(Rev. Jan. 1999)            CONSOLIDATION OR EXCHANGE    File # 5350-363-2

Jesse White                                                  SUBMIT IN DUPLICATE
Secretary of State
Department of Business                FILED                THIS SPACE FOR USE BY
 Services                                                   SECRETARY OF STATE
Springfield, IL  62756
Telephone (217) 782-6961           JUN 25 1999           Date  6/25/99
http://www.sos.state.Il.us

    DO NOT SEND CASH!              JESSE WHITE           Filing Fee    $100.
Remit payment in check or      SECRETARY OF STATE
money order, payable to
"Secretary of State."
Filing Fee is $100, but if                               Approved:
merger or consolidation               PAID
involves more than 2
corporations, $50 each
additional corporation.            JUN 30 1999


1. Names of corporations proposing to merge, and the state or country of their incorporation:

                           State or Country of  Illinois Secretary of State File
  Names of Corporation        Incorporation                  Number
Solo Cup Company           Illinois             D 5350-363-2

Solo N.M., Inc.            Illinois             D-5539-571-3

_________________________  ___________________  ________________________________

_________________________  ___________________  ________________________________

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.   a.   Name of the surviving corporation:      Solo Cup Company

     b.   It shall be governed by the laws of:    Illinois

                  If not sufficient space to cover this point,
                      add one or more sheets of this size.

4.   Plan of merger is as follows:

     See attached Agreement and Plan of Merger.


                                                                  EXPEDITED

                                                                 JUN 25, 1999

                                                              SECRETARY OF STATE

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

     (The following items are not applicable to mergers under Section 11.30 - 90% owned subsidiary provisions. See Article 7.)

     (Only "X" one box for each Illinois corporation)

                      By the shareholders, a
                      resolution of the board
                      directors having been       By written consent of the
                      duly adopted and            shareholders having not
                      submitted to a vote at a    less than the minimum
                      meeting of shareholders.    number of votes required
                      Not less than the           by statute and by the
                      minimum number of           articles of incorporation.     By written consent
                      votes required by statute   Shareholders who have          of ALL the
                      and by the articles of      not consented in writing       shareholders entitled
                      incorporation voted in      have been given notice in      to vote on the action
                      favor of the action taken   accordance with Section 7.10   in accordance with
Name of Corporation   (Section 11.20)             (Section 11.220)               Section 7.10 and Section 11.20
-------------------   -------------------------   ----------------------------   ------------------------------
Solo N.M., Inc.                  / /                          / /                             /X/

Solo Cup Company                 / /                          / /                             /X/

___________________              / /                          / /                             / /
-------------------

___________________              / /                          / /                             / /

___________________              / /                          / /                             / /

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:
     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of the dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30 - 90% OWNED SUBSIDIARY PROVISIONS.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                                                  Number of Shares of Each Class
                                   Total Number of Shares           Owned immediately Prior to
     Name of Corporation          Outstanding of Each Class      Merger by the Parent Corporation

____________________________   _______________________________   ________________________________

____________________________   _______________________________   ________________________________

____________________________   _______________________________   ________________________________

____________________________   _______________________________   ________________________________

____________________________   _______________________________   ________________________________

     b.   (Not applicable to 100% owned subsidiaries)

          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was ______________, ______.
                          (MONTH & DAY)   (YEAR)

          Was written consent for the merger or written waiver of the 30-day period by the holders of all outstanding shares of all subsidiary
          corporations received? / / Yes     / / No

          (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

DATED          JUNE 24,                    ,          1999             SOLO CUP COMPANY
             -----------------------------          --------         -----------------------------------------------------
                          (MONTH & DAY)              (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY    /s/ E. LEO CARTER                                     BY    /s/ ROBERT L. HULSEMAN
             -----------------------------------------------------       -------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

               E. LEO CARTER, ASSISTANT SECRETARY                    ROBERT L. HULSEMAN, CHAIRMAN/CEO
             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)

DATED          JUNE 24                     ,          1999           SOLO N.M., INC.
             -----------------------------          --------         -----------------------------------------------------
                        (MONTH & DAY)                (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY    /s/ E. LEO CARTER                                     BY    /s/ ROBERT L. HULSEMAN
             -----------------------------------------------------       -------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

               E. LEO CARTER, SECRETARY                              ROBERT L. HULSEMAN, EXECUTIVE VICE PRESIDENT
             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)
DATED                                      ,
             -----------------------------          --------         -----------------------------------------------------
                     (MONTH & DAY)                   (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY                                                          BY
             -----------------------------------------------------       -------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                           (TYPE OR PRINT NAME AND TITLE)

                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                              SOLO CUP COMPANY AND

                                 SOLO N.M., INC

     This Agreement and Plan of Merger is made as of the 24th day of June, 1999, between Solo N.M., Inc. an Illinois corporation (herein called "Merged Corporation" or "Solo N.M."), and Solo Cup Company an Illinois corporation (herein called "Surviving Corporation" or "Solo"). The Merged Corporation and the Surviving corporation are referred to collectively herein as "the Parties".

     WHEREAS, the Parties contemplate a tax-free-merger of Solo N.M. with and into Solo in a reorganization pursuant to Internal Revenue Code Section 368 (a)
(1) (A) ;

     WHEREAS, the stockholders of Solo N.M. will receive capital stock in Solo in exchange for their capital stock in Solo N.M.; and

     WHEREAS, the Parties expect that the merger will further certain of their business objectives;

     NOW THEREFORE, the Parties agree as follows:

     1.   BASIC TRANSACTION:

     A. THE MERGER: On and subject to the terms and conditions of this Agreement. Solo N.M. will merge with and into Solo (the "Merger") at the Effective Time (hereinafter defined). Solo shall be the corporation surviving the Merger. All of the property, real, personal and mixed, of each of the Parties, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed, as of the Effective Time. As of the Effective Time, the Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of both the Merged Corporation and the Surviving Corporation, and any claim or judgment against either Party.

     B. THE CLOSING: The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Fox and Grove, Chartered on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

     C. ACTIONS AT THE CLOSING: At the Closing, (i) Solo N.M. will deliver to Solo all of its issued and outstanding stock certificates and copies of all corporate resolutions and consents which are necessary to consummate the Merger, (ii) Solo will deliver to Solo N. M. copies of all of its corporate resolutions and consents necessary to consummate the Merger, and (iii) the Merged Corporation and the Surviving corporation will file with the Secretary of State of the State of Illinois Articles of Merger in the form attached hereto as Exhibit A (the "Articles of Merger").

     D.   EFFECT OF MERGER:

          (1) GENERAL: The Merger, shall become effective at the time (the "Effective Time") that the Parties file the Articles of Merger with the Secretary of State of the State of Illinois. The Merger shall have the effect set forth in the Illinois Business Corporation Act of 1983. The Surviving corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and an behalf of either the Merged Corporation or the Surviving corporation in order to carry out and effectuate the transactions contemplated by this Agreement.

          (2) ARTICLES OF INCORPORATION: The Articles of Incorporation of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Articles of Incorporation of the Surviving Corporation without any modification or Amendment in the Merger.

          (3) BYLAWS: The Bylaws of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Bylaws of the Surviving Corporation.

          (4) DIRECTORS AND OFFICERS: The Directors and Officers of the Surviving Corporation as of the date of this Agreement and as of the Effective Time shall continue to serve until their respective successors are duly elected and qualified pursuant to the Bylaws of the Surviving Corporation.

          (5)  CONVERSION OF SOLO N.M SHARES: At and as of the Effective Time,
               (i) each share of Solo N.M. shall be converted into the right to receive 33 shares of Class A non-voting stock in Surviving Corporation ( the ratio of 33 shares of the Surviving Corporation to one share of Solo N.M. is referred to herein as the "Conversion Ratio"), and (ii) each share of Solo N.M. shall be cancelled.

          (6) SURVIVING CORPORATION SHARES: Each share of the Surviving Corporation issued and outstanding at and as of the Effective Time will remain issued and outstanding.

     E. PROCEDURE FOR EXCHANGE: Immediately after the Effective Time, the Surviving Corporation shall furnish to each shareholder of the Merged corporation a stock certificate issued in the name of the Surviving Corporation representing the number of Class A non-voting shares of the Surviving Corporation equal to the product of (i) the Conversion Ratio times (ii) the number of outstanding shares of the Merged Corporation owned by each shareholder thereof.

     2. REPRESENTATIONS AND WARRANTIES OF THE MERGED CORPORATION: The Merged Corporation represents and warrants to the surviving Corporation that the statements contained in this Section 2 are correct and complete as of the date of this Agreement, and will be correct and complete as of the Closing Date.

     A. ORGANIZATION, QUALIFICATION AND CORPORATE POWER: The Merged Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois. The Merged Corporation is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Merged Corporation taken as a whole or the ability of the Parties to consummate the transactions contemplated by this Agreement. The Merged Corporation has full corporate power and authority to carry on the businesses in which it is engaged, and to own and use the properties owned and used by it.

     B. CAPITALIZATION: The entire authorized capital stock of the Merged Corporation consists of 10,000 common shares of no par value stock, of which 1,000 shares of the Merged corporation are issued and outstanding. All of the issued and outstanding shares of the Merged Corporation have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Merged Corporation to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Merged Corporation.

     C. AUTHORIZATION OF TRANSACTION: The Merged Corporation has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Merged Corporation cannot consummate the Merger unless and until it receives the approval of all of its shareholders. This Agreement constitutes the valid and legally binding obligation of the Merged Corporation, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of the Merged Corporation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Merged Corporation is subject, or any provision of the charter of bylaws of the Merged Corporation, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Merged Corporation is a party or by which it is bound, or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or security interest would not have a material adverse effect on the financial condition of the Merged Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of the Merged Corporation which have been delivered by the Merged Corporation to the Surviving Corporation, fairly present the financial condition of the Merged Corporation as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of the Merged Corporation, which have been delivered to the Surviving Corporation, the Merged Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: The Merged Corporation operates at least one significant historic business line, and owns or leases all of its historic business assets, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets shall be merged into the Surviving Corporation.

     H.   The Merged Corporation does not have any subsidiaries.

     3. REPRESENTATIONS AND WARRANTIES OF THE SURVIVING CORPORATION: The Surviving corporation represents and warrants to the Merged Corporation that the statements contained in this Section 3 are correct and complete as of the date, of this Agreement and will be correct and complete as of the Closing Date.

     A. ORGANIZATION, QUALIFICATION AND CORPORATE POWER: The Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois. The Surviving Corporation is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole or the ability of the Parties to consummate the transactions contemplated by this Agreement. The Surviving Corporation has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     B. CAPITALIZATION: The entire authorized capital stock of the Surviving Corporation consists of 100,100,000 common shares of $.01 par value stock, of which 10,201,600 shares of the Surviving Corporation are issued and outstanding. Of the 10,201,600 shares outstanding 10,144,126 are Class A Non-voting common shares and 57,474 are Class B Voting common shares. All of the issued and outstanding shares of the Surviving Corporation have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Surviving Corporation to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Surviving Corporation.

     C. AUTHORIZATION OF TRANSACTION: The Surviving Corporation has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Surviving Corporation cannot consummate the Merger unless and until it receives the approval of all of its shareholders. This Agreement constitutes the valid and legally binding obligation of the surviving Corporation, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of the Surviving Corporation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the surviving corporation is subject or any provision of the charter or bylaws of the surviving Corporation, or (ii) conflict with, result-in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Surviving Corporation is a party, or by which it is bound, or to which any of its assets is subject (or result in the imposition of any

          Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of the Surviving Corporation which have been delivered by the Surviving Corporation to the Merged Corporation, fairly present the financial condition of the Surviving Corporation as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of the Surviving Corporation, which have been delivered to the Merged Corporation, the Surviving Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: It is the present intention of the Surviving Corporation to continue at least one historic business line of the Merged Corporation and to use all of the Merged Corporation's historic business assets in its business, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets of the Merged Corporation shall be merged into the Surviving Corporation.

     H. SHARES ISSUED IN MERGER: All of the shares of the Surviving Corporation which are to be delivered to the shareholders of the Merged Corporation pursuant to this Agreement will, when so delivered, be validly issued and outstanding, fully paid and nonassessable.

     4. COVENANTS OF THE PARTIES: The Parties agree as follows with respect to the period from and after the date of this Agreement:

     A. GENERAL: Each of the parties will use its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement.

     B. ILLINOIS BUSINESS CORPORATION ACT: The Merged Corporation will call a special meeting of its stockholders as soon as practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Illinois Business Corporation Act. The Surviving Corporation will call a special meeting of its stockholders as soon as practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Illinois Business Corporation Act.

     C. ARTICLES OF INCORPORATION AND BYLAWS: Except as set forth herein, neither the Merged Corporation nor the Surviving Corporation shall make any changes to its respective Articles of Incorporation or Bylaws without the consent of the other Party.

     D. CORPORATE DISTRIBUTIONS AND CHANGES: Neither the Merged Corporation nor the Surviving Corporation shall make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution, issue, encumber, purchase or otherwise acquire any of its capital stock, issue any note, or other debt or security, or perform any other act that is not within the ordinary course of its business, without the consent of the other Party.

     E. FULL ACCESS: Each of the Parties shall permit representatives of the other to have full access to all premises, properties, personnel, books, records, contracts, and documents of and pertaining to the other Party.

     5. CONDITIONS PRECEDENT TO OBLIGATION TO CLOSE: The obligation of the Parties to consummate this Merger shall be subject to fulfillment on or before the Effective Time of each of the following conditions, unless waived.

     A. REPRESENTATIONS AND WARRANTIES: The representations and warranties of both parties set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date.

     B. SHAREHOLDER APPROVAL: This Agreement shall have been adopted by the unanimous vote of the shareholders of both the Merged Corporation and the Surviving Corporation.

     C. COMPLIANCE WITH COVENANTS: Each of the Parties shall have complied in all material respects with the covenants to be performed pursuant to this Agreement.

     6. TERMINATION OF AGREEMENT: Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

     A. MUTUAL CONSENT: The Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time.

     B. BREACH BY MERGED CORPORATION: The Surviving Corporation may terminate this Agreement by giving written notice to the Merged Corporation at any time prior to the Effective Time in the event that the Merged Corporation has breached any material representation, warranty, or covenant contained in this Agreement in any material respect; the Surviving Corporation has notified the Merged Corporation of this breach; and the breach has continued without cure for a period of thirty (30) days after the notice of breach.

     C. BREACH BY SURVIVING CORPORATION: The Merged Corporation may terminate this Agreement by giving written notice to the Surviving corporation at any time prior to the Effective Time in the event the surviving corporation has breached any material representation, warranty or covenant contained in this Agreement in any material respect; the Merged Corporation has notified the Surviving Corporation of the breach; and the breach has continued without cure for a period of thirty (30) days after the notice of breach.

     D. EFFECT OF TERMINATION: If any Party terminates this Agreement pursuant to this Section 6, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

     7. NOTICES: Any notice or other communication in this Agreement to be given by either party to the other must be in writing and may be given by any means which provides evidence of receipt, or by delivering the same in person, or to an officer of such party. Notice shall be deemed received upon making an in-person delivery or upon the date shown on a receipted delivery. For purposes of notice, the addresses of the parties shall be as follows:

     If to Solo Cup Company:               Solo Cup Company
                                           1700 Old Deerfield Road
                                           Highland Park, Illinois 60035

     If to Solo N.M., Inc.                 Solo N.M., Inc.
                                           1704 Old Deerfield Road
                                           Highland Park, Illinois 60435

     and a copy to:                        Fox and Grove, Chartered
                                           Suite 6200
                                           311 South Wacker Drive
                                           Chicago, Illinois 60606

     or to such other addresses as any party may designate for itself by notice given from time to time to the other parties in the manner provided herein.

     8.   OTHER MUTUAL COVENANTS:

     A. SEVERABILITY: Each Section of this Agreement and each sentence, clause or phrase contained in such Section shall be considered severable and, if for any reason, any Section or sentence, clause or phrase contained in such Section is determined to be invalid or contrary to any existing or future laws, such invalidity shall not impair the operation of or affect that portion of this Agreement which is valid.

     B. AMENDMENT: This Agreement may be amended, altered or revoked at any time, in whole or in part, by filing with this Agreement a written instrument setting forth such changes signed by all of the parties to this Agreement.

     C. BINDING ON: This Agreement shall be binding on the parties hereto, and their respective successors, assigns, heirs and legal representatives.

     D. SURVIVAL OF COVENANTS: The covenants, undertakings and indemnities herein contained to be performed or observed at any time before the termination of this Agreement shall survive the consummation of the transactions contemplated hereby and the termination of this Agreement.

     E. SECTION AND OTHER HEADINGS: Section or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     F. GOVERNING LAW: This instrument shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     G. COUNTERPARTS: This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     H. GENDER AND NUMBER: Where appropriate, words of the masculine gender include the feminine, and words used in a plural or collective sense include the singular and vice versa.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

SOLO N.M., INCORPORATED                 SOLO CUP COMPANY


By:     /s/ Robert L. Hulseman          By:     /s/ Robert L. Hulseman
   --------------------------------        -------------------------------------
        Robert L. Hulseman,                     Robert L. Hulseman,
        Executive Vice President                Chairman/CEO


ATTEST:                                 ATTEST:


        /s/ Ronald L. Whaley                    /s/ Ronald L. Whaley
-----------------------------------     ----------------------------------------
        Ronald L. Whaley                        Ronald L. Whaley,
        Treasurer                               Executive Vice President

Form BCA-11.25
                               ARTICLES OF MERGER
(Rev. Jan. 1999)            CONSOLIDATION OR EXCHANGE    File # 5350-363-2

Jesse White                                                SUBMIT IN DUPLICATE
Secretary of State
Department of Business                FILED                THIS SPACE FOR USE BY
 Services                                                   SECRETARY OF STATE
Springfield, IL  62756
Telephone (217) 782-6961           DEC 27 1999           Date  12/27/99
http://www.sos.state.Il.us

    DO NOT SEND CASH!              JESSE WHITE           Filing Fee    $100
Remit payment in check or      SECRETARY OF STATE
money order, payable to                                  Approved:
"Secretary of State."
Filing Fee is $100, but if
merger or consolidation               PAID
involves more than 2
corporations, $50 each
additional corporation.            DEC 28 1999

1. Names of corporations proposing to merge, and the state or country of their incorporation:

                              State or Country of   Illinois Secretary of State File
   Names of Corporation          Incorporation                   Number
Solo Cup Company              Illinois              D 5350-363-2

Clear Shield National, Inc.   California            F 5365-121-6

___________________________   ___________________   ________________________________

___________________________   ___________________   ________________________________

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.   a.   Name of the surviving corporation:      Solo Cup Company

     b.   It shall be governed by the laws of:    Illinois

                  If not sufficient space to cover this point,
                      add one or more sheets of this size.

4.   Plan of merger is as follows:

     See attached Agreement and Plan of Merger

                                                                  EXPEDITED

                                                                 DEC 27 1999

                                                              SECRETARY OF STATE

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

     (THE FOLLOWING ITEMS ARE NOT APPLICABLE TO MERGERS UNDER SECTION 11.30 - 90% OWNED SUBSIDIARY PROVISIONS. SEE ARTICLE 7.)

     (ONLY "X" ONE BOX FOR EACH ILLINOIS CORPORATION)

                      By the shareholders, a
                      resolution of the board
                      directors having been       By written consent of the
                      duly adopted and            shareholders having not
                      submitted to a vote at a    less than the minimum
                      meeting of shareholders.    number of votes required
                      Not less than the           by statute and by the
                      minimum number of           articles of incorporation.     By written consent
                      votes required by statute   Shareholders who have          of ALL the
                      and by the articles of      not consented in writing       shareholders entitled
                      incorporation voted in      have been given notice in      to vote on the action
                      favor of the action taken   accordance with Section 7.10   in accordance with
Name of Corporation   (Section 11.20)             (Section 11.220)               Section 7.10 and Section 11.20
-------------------   -------------------------   ----------------------------   ------------------------------

___________________              / /                          / /                             / /

___________________              / /                          / /                             / /

___________________              / /                          / /                             / /

___________________              / /                          / /                             / /

___________________              / /                          / /                             / /

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:
     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of the dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30 - 90% OWNED SUBSIDIARY PROVISIONS.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                                                  Number of Shares of Each Class
                                   Total Number of Shares           Owned immediately Prior to
     Name of Corporation          Outstanding of Each Class      Merger by the Parent Corporation
Clear Shield National, Inc.    1,000                             1,000

____________________________   _______________________________   ________________________________

____________________________   _______________________________   ________________________________

____________________________   _______________________________   ________________________________

     b.   (Not applicable to 100% owned subsidiaries)

          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was ______________, _______.
                          (MONTH & DAY)   (YEAR)

          Was written consent for the merger or written waiver of the 30-day period by the holders of all outstanding shares of all subsidiary
          corporations received? / / Yes     / / No

          (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

DATED          DECEMBER 20                 ,          1999           SOLO CUP COMPANY
             -----------------------------          --------         -----------------------------------------------------
                     (MONTH & DAY)                   (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY    /s/ RONALD L. WHALEY                                  BY    /s/ ROBERT L. HULSEMAN
             -----------------------------------------------------       -------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

               RONALD L. WHALEY, EXEC. V.P.                          ROBERT L. HULSEMAN, CHAIRMAN/CEO
             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)

DATED          DECEMBER 20                 ,          1999           CLEAR SHIELD NATIONAL, INC.
             -----------------------------          --------         -----------------------------------------------------
                     (MONTH & DAY)                   (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY    /s/ RONALD L. WHALEY                                  BY    /s/ ROBERT L. HULSEMAN
             -----------------------------------------------------       -------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

               RONALD L. WHALEY, ASSISTANT SECRETARY                 ROBERT L. HULSEMAN, PRESIDENT
             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)
DATED                                      ,
             -----------------------------          --------         -----------------------------------------------------
                     (MONTH & DAY)                   (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY                                                          BY
             -----------------------------------------------------       -------------------------------------------------
                (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

             -----------------------------------------------------   -----------------------------------------------------
                        (TYPE OR PRINT NAME AND TITLE)                      (TYPE OR PRINT NAME AND TITLE)

                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                                SOLO CUP COMPANY

                                       AND

                           CLEAR SHIELD NATIONAL, INC.

     This Agreement and Plan of Merger is made as of the 20th day of December, 1999, between Clear Shield National, Inc., a California corporation (herein called "Merged Corporation" or "Clear Shield"), and Solo Cup Company, an Illinois corporation (herein called "Surviving Corporation" or "Solo"). The Merged Corporation- and the Surviving Corporation are referred to collectively herein as "the Parties".

     WHEREAS, the Parties contemplate a tax-free-merger of Clear Shield with and into Solo in a reorganization pursuant to Internal Revenue Code Section 368 (a)
(1) (A) ;

     WHEREAS, Clear Shield is a wholly owned subsidiary of Solo; and

     WHEREAS, the Parties expect that the merger will further certain of their business objectives;

     NOW THEREFORE, the Parties agree as follows:

     1.   BASIC TRANSACTION:

     A. THE MERGER: On and subject to the terms and conditions of this Agreement, Clear Shield will merge with and into Solo (the "Merger") at the Effective Time (hereinafter defined). Solo shall be the corporation surviving the Merger. All of the property, real, personal and mixed, of each of the Parties, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed, as of the Effective Time. As of the Effective Time, the Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of both the Merged Corporation and the Surviving Corporation, and any claim or judgment against either Party.

     B. THE CLOSING: The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Fox and Grove, Chartered on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

     C. ACTIONS AT THE CLOSING: At the Closing, (i) Clear Shield will deliver to Solo all of its issued and outstanding stock certificates and copies of all corporate resolutions and consents which are necessary to consummate the Merger, (ii) Solo will deliver to Clear Shield copies of all of its corporate resolutions and consents necessary to consummate the Merger, and (iii) the Merged Corporation and the Surviving corporation will file with the Secretary of State of the State of Illinois Articles of Merger in the form attached hereto as Exhibit A (the "Articles of Merger").

     D.   EFFECT OF MERGER:

          (1) GENERAL: The Merger shall become effective at the time (the "Effective Time") that the Parties file the Articles of Merger with the Secretary of State of the State of Illinois. The Merger shall have the effect set forth in the Illinois Business Corporation Act of 1983, as amended. The Surviving Corporation may, at any tune after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Merged Corporation or the Surviving Corporation in order to carry out and effectuate the transactions contemplated by this Agreement.

          (2) ARTICLES OF INCORPORATION: The Articles of Incorporation of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Articles of Incorporation of the Surviving Corporation without any modification or Amendment in the Merger.

          (3) BYLAWS: The Bylaws of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Bylaws of the Surviving Corporation.

          (4) DIRECTORS AND OFFICERS: The Director's and Officers of the Surviving Corporation as of the date of this Agreement and as of the Effective Time shall continue to serve until their respective successors are duly elected and qualified pursuant to the Bylaws of the Surviving Corporation.

          (5) CONVERSION OF CLEAR SHIELD SHARES: At and as of the Effective Time, each share of Clear Shield shall be cancelled.

          (6) SURVIVING CORPORATION SHARES: Each share of the Surviving Corporation issued and outstanding at and as of the Effective Time will remain issued and outstanding.

     2. REPRESENTATIONS AND WARRANTIES OF THE MERGED CORPORATION: The Merged Corporation represents and warrants to the surviving Corporation that the statements contained in this Section 2 are correct and complete as of the date of this Agreement, and will be correct and complete as of the Closing Date.

     A. ORGANIZATION QUALIFICATION AND CORPORATE POWER: The Merged Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of California. The Merged Corporation is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Merged Corporation taken as a whole or the ability of the Parties to consummate the transactions contemplated by this Agreement. The Merged Corporation has full corporate power and authority to carry on the businesses in which it is engaged, and to own and use the properties owned and used by it.

     B. CAPITALIZATION: The entire authorized capital stock of the Merged Corporation consists of 100,000 common shares of $1.00 par value stock, of which 1,000 shares of the Merged Corporation are issued and outstanding. All of the issued and outstanding shares of the Merged Corporation have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Merged Corporation to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Merged Corporation.

     C. AUTHORIZATION OF TRANSACTION: The Merged Corporation has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Merged Corporation cannot consummate the Merger unless and until it receives the approval of all of its directors. This Agreement constitutes the valid and legally binding obligation of the Merged Corporation, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of the Merged Corporation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Merged Corporation is subject, or any provision of the charter of bylaws of the Merged Corporation, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Merged Corporation is a party or by which it is bound, or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or security interest would not have a material adverse effect on the financial condition of the Merged Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of the Merged Corporation which have been delivered by the Merged Corporation to the Surviving Corporation, fairly present the financial condition, of the Merged Corporation as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of the Merged Corporation, which have been delivered to the Surviving Corporation, the Merged Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: The Merged Corporation operates at least one significant historic business line, and owns or leases all of its historic business assets, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets shall be merged into the Surviving Corporation.

     H. The Merged Corporation has one wholly-owned subsidiary, Carnival Brands, Inc., an Illinois corporation.

     3. REPRESENTATIONS AND WARRANTIES OF THE SURVIVING CORPORATION: The Surviving corporation represents and warrants to the Merged Corporation that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

     A. ORGANIZATION, QUALIFICATION AND CORPORATE POWER: The Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois. The Surviving Corporation is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole ox the ability of the Parties to consummate the transactions contemplated by this Agreement. The Surviving Corporation has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     B. CAPITALIZATION: The entire authorized capital stock of the Surviving Corporation consists of 100,100,000 common shares of $.0l par value stock, of which 10,234,600 shares of the Surviving Corporation are issued and outstanding. Of the 10,234, 600 shares outstanding 110,177,126 are Class A Non-voting common shares and 57,474 are Class B Voting common shares. All of the issued and outstanding shares of the Surviving Corporation have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Surviving Corporation.

     C. AUTHORIZATION OF TRANSACTION: The Surviving Corporation has full power and authority (including fall corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Surviving Corporation cannot consummate the Merger unless and until it receives the approval of all of its directors. This Agreement constitutes the valid and legally binding obligation of the surviving Corporation, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of the Surviving Corporation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the surviving corporation is subject or any provision of the charter or bylaws of the surviving Corporation, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Surviving Corporation is a party, or by which it is bound, or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of the Surviving Corporation which have been delivered by the Surviving Corporation to the Merged Corporation, fairly represent the financial condition of the Surviving Corporation as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of the Surviving Corporation, which have been delivered to the Merged Corporation, the Surviving Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: It is the present intention of the Surviving Corporation to continue at least one historic business line of the Merged Corporation and to use all of the Merged Corporation's historic business assets in its business, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets of the Merged Corporation shall be merged into the Surviving Corporation.

     H. SHARES ISSUED IN MERGER: All of the shares of the Surviving Corporation, if any, which are to be delivered to the shareholders of the Merged Corporation pursuant to this Agreement will, when so delivered, be validly issued and outstanding, fully paid and nonassessable.

     4. COVENANTS OF THE PARTIES: The Parties agree as follows with respect to the period from and after the date of this Agreement:

     A. GENERAL: Each of the parties will use its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement.

     B. ILLINOIS BUSINESS CORPORATION ACT: The Merged Corporation will call a special meeting of its directors as soon as practicable in order that the directors may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Illinois Business Corporation Act. The Surviving Corporation will call a special meeting of its directors as soon as practicable in order that the directors may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Illinois Business Corporation Act.

     C. ARTICLES OF INCORPORATION AND BYLAWS: Except as set forth herein, neither the Merged Corporation nor the Surviving Corporation shall make any changes to its respective Articles of Incorporation or Bylaws without the consent of the other Party.

     D. CORPORATE DISTRIBUTIONS AND CHANGES: Neither the Merged Corporation nor the Surviving Corporation shall make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution, issue, encumber, purchase or otherwise acquire any of its capital stock, issue any note, or other debt or security, or perform any other act that is not within the ordinary course of its business, without the consent of the other Party.

     E. FULL ACCESS: Each of the Parties shall permit representatives of the other to have full access to all premises, properties, personnel, books, records, contracts, and documents of and pertaining to the other Party.

     5. CONDITIONS PRECEDENT TO OBLIGATION TO CLOSE: The obligation of the Parties to consummate this Merger shall be subject to fulfillment on or before the Effective Time of each of the following conditions, unless waived.

     A. REPRESENTATIONS AND WARRANTIES: The representations and warranties of both parties set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date.

     B. DIRECTOR APPROVAL: This Agreement shall have been adopted by the unanimous vote of the directors of both the Merged Corporation and the Surviving Corporation.

     C. COMPLIANCE WITH COVENANTS: Each of the Parties shall have complied in all material respects with the covenants to be performed pursuant to this Agreement.

     6. TERMINATION OF AGREEMENT: Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after director approval) as provided below:

     A. MUTUAL CONSENT: The Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time:

     B. BREACH BY MERGED CORPORATION: The Surviving Corporation may terminate this Agreement by giving written notice to the Merged Corporation at any time prior to the Effective Time in the event that the Merged Corporation has breached any material representation, warranty, or covenant contained in this Agreement in any material respect; the Surviving Corporation has notified the Merged Corporation of this breach; and the breach has continued without cure for a period of thirty (30) days after the notice of breach.

     C. BREACH BY SURVIVING CORPORATION: The Merged Corporation may terminate this Agreement by giving written notice to the Surviving corporation at any time prior to the Effective Time in the event the surviving corporation has breached any material representation, warranty or covenant contained in this Agreement in any material respect; the Merged Corporation has notified the Surviving Corporation of the breach; and the breach has continued without cure for a period of thirty (30) days after the notice of breach.

     D. EFFECT OF TERMINATION: If any Party terminates this Agreement pursuant to this Section 6, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

     7. NOTICES: Any notice or other communication in this Agreement to be given by either party to the other must be in writing and may be given by any means which provides evidence of receipt, or by delivering the same in person, or to an officer of such party. Notice shall be deemed received upon making an in-person delivery or upon the date shown on a receipted delivery. For purposes of notice, the addresses of the parties shall be as follows:

     If to Solo Cup Company:               Solo Cup Company
                                           1700 Old Deerfield Road
                                           Highland Park, Illinois 60035

     If to Clear Shield National, Inc.:    Clear Shield National, Inc.
                                           1700 Old Deerfield Road
                                           Highland Park, Illinois 60035

     and a copy to:                        Fox and Grove, Chartered
                                           Suite 6200
                                           311 South Wacker Drive
                                           Chicago, Illinois 60606

or to such other addresses as any party may designate for itself by notice given from time to time to the other parties in the manner provided herein.

     8.   OTHER MANUAL COVENANTS:

     A. SEVERABILITY: Each Section of this Agreement and each sentence, clause or phrase contained in such Section shall be considered severable and, if for any reason, any Section or sentence, clause or phrase contained in such Section is determined to be invalid or contrary to any existing or future laws, such invalidity shall not impair the operation of or affect that portion of this Agreement which is valid.

     B. AMENDMENT: This Agreement may be amended, altered or revoked at any time, in whole or in part, by filing with this Agreement a written instrument setting forth such changes signed by all of the parties to this Agreement.

     C. BINDING ON: This Agreement shall be binding on the parties hereto, and their respective successors, assigns, heirs and legal representatives.

     D. SURVIVAL OF COVENANTS: The covenants, undertakings and indemnities herein contained to be performed or observed at any time before the termination of this Agreement shall survive the consummation of the transactions contemplated hereby and the termination of this Agreement.

     E. SECTION AND OTHER HEADINGS: Section or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     F. GOVERNING LAW: This instrument shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     G. COUNTERPARTS: This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     H. GENDER AND NUMBER: Where appropriate, words of the masculine gender include the feminine, and words used in a plural or collective sense include the singular and vice versa.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

CLEAR SHIELD NATIONAL, INC.             SOLO CUP COMPANY


By:     /s/ Robert L. Hulseman          By:     /s/ Robert L. Hulseman
   --------------------------------        -------------------------------------
        Robert L. Hulseman,                     Robert L. Hulseman,
        President                               Chairman/CEO


ATTEST:                                 ATTEST:


        /s/ Ronald L. Whaley                    /s/ Ronald L. Whaley
-----------------------------------     ----------------------------------------
        Ronald L. Whaley                        Ronald L. Whaley
        Vice President                          Executive Vice President

Form BCA-11.25

                               ARTICLES OF MERGER
                            CONSOLIDATION OR EXCHANGE

(Rev. Jan. 1999)                                           File # 5350-363-2

Jesse White                                                 SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services       FILED                THIS SPACE FOR USE BY
Springfield, IL  62756                                       SECRETARY OF STATE
Telephone (217) 782-6961           DEC 29 1999
http://www.sos.state.Il.us                                 Date 12/29/99

      DO NOT SEND CASH!            JESSE WHITE             Filing Fee    $100.00
Remit payment in check or       SECRETARY OF STATE
money order, payable to                                    Approved:
"Secretary of State."
Filing Fee is $100, but
if merger or
consolidation involves                PAID
more than 2 corporations,
$50 each additional
corporation.                      DEC 29 1999

1. Names of corporations proposing to merge, and the state or country of their incorporation:

                              State or Country of    Illinois Secretary of State File
  Names of Corporation           Incorporation                    Number
Solo Cup Company            Illinois                 D-5360-363-2

Carnival Brands, Inc.       Illinois                 D-5830-889-7

_________________________   _______________________  ___________________________

_________________________   _______________________  ___________________________

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.   a.   Name of the surviving corporation:       Solo Cup Company

     b.   It shall be governed by the laws of:     Illinois

                  If not sufficient space to cover this point,
                      add one or more sheets of this size.

4.   Plan of merger is as follows:

     See attached Agreement and Plan of Merger.

                                                                   EXPEDITED

                                                                  DEC 29 1999

                                                              SECRETARY OF STATE

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

     (The following items are not applicable to mergers under Section 11.30 - 90% owned subsidiary provisions. See Article 7.)

     (Only "X" one box for each Illinois corporation)

                        By the shareholders, a
                        resolution of the board
                        directors having been          By written consent of the
                        duly adopted and               shareholders having not
                        submitted to a vote at a       less than the minimum
                        meeting of shareholders.       number of votes required
                        Not less than the              by statute and by the
                        minimum number of              articles of incorporation.      By written consent
                        votes required by statute      Shareholders who have           of ALL the
                        and by the articles of         not consented in writing        shareholders entitled
                        incorporation voted in         have been given notice in       to vote on the action
                        favor of the action taken      accordance with Section 7.10    in accordance with
Name of Corporation     (Section 11.20)                (Section 11.220)                Section 7.10 and Section 11.20
-------------------     -------------------------      ----------------------------    ------------------------------
______________________            / /                              / /                              / /

______________________            / /                              / /                              / /

______________________            / /                              / /                              / /

______________________            / /                              / /                              / /

______________________            / /                              / /                              / /

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:
     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of the dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30 - 90% OWNED SUBSIDIARY PROVISIONS.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                                                                    Number of Shares of Each Class
                                                Total Number of Shares                Owned immediately Prior to
    Name of Corporation                        Outstanding of Each Class           Merger by the Parent Corporation
Carnival Brands, Inc.                     1,000                                   1,000

______________________________________    ____________________________________    ____________________________________

______________________________________    ____________________________________    ____________________________________

______________________________________    ____________________________________    ____________________________________

     b.   (Not applicable to 100% owned subsidiaries)

          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was _____________, ___________.
                          (MONTH & DAY)    (YEAR)

          Was written consent for the merger or written waiver of the 30-day period by the holders of all outstanding shares of all subsidiary
          corporations received? / / Yes       / / No

          (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

DATED         DECEMBER 20                     ,     1999           SOLO CUP COMPANY
             --------------------------------   -------------      --------------------------------------------------
                       (MONTH & DAY)               (YEAR)                      (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ RONALD L. WHALEY                                 BY   /s/ ROBERT L. HULSEMAN
             ------------------------------------------------          ----------------------------------------------
             (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

              RONALD L. WHALEY, EXEC. V.P.                         ROBERT L. HULSEMAN, CHAIRMAN/CEO
             ------------------------------------------------      --------------------------------------------------
                     (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)

DATED         DECEMBER 20                     ,     1999           CARNIVAL BRANDS, INC.
             --------------------------------   -------------      --------------------------------------------------
                        (MONTH & DAY)             (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ RONALD L. WHALEY                                 BY   /s/ ROBERT L. HULSEMAN
             ------------------------------------------------          ---------------------------------------------
             (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

              RONALD L. WHALEY, ASSISTANT SECRETARY                ROBERT L. HULSEMAN, PRESIDENT
             ------------------------------------------------      --------------------------------------------------
                     (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)
DATED                                         ,
             --------------------------------    ------------      --------------------------------------------------
                       (MONTH & DAY)                (YEAR)                     (EXACT NAME OF CORPORATION)

ATTESTED BY                                                        BY
             ------------------------------------------------          ----------------------------------------------
             (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

             ------------------------------------------------      --------------------------------------------------
                     (TYPE OR PRINT NAME AND TITLE)                           (TYPE OR PRINT NAME AND TITLE)

                          AGREEMENT AND PLAN OF MERGER

                                     BETWEEN

                                SOLO CUP COMPANY

                                       AND

                              CARNIVAL BRANDS, INC.

     This Agreement and Plan of Merger is made as of the __ day of ____________, 1999, between Carnival Brands, Inc. an Illinois corporation (herein called "Merged Corporation" or "Carnival"), and Solo Cup Company, an Illinois corporation (herein called "Surviving Corporation" or "Solo"). The Merged Corporation and the Surviving Corporation are referred to collectively herein as "the Parties".

     WHEREAS, the Parties contemplate a tax-free-merger of Carnival with and into Solo in a reorganization pursuant to Internal Revenue Code Section 368
(a)(1)(A);

     WHEREAS, Carnival is a wholly owned subsidiary of Solo; and

     WHEREAS, the Parties expect that the merger will further certain of their business objectives;

     NOW THEREFORE, the Parties agree as follows:

     1.   BASIC TRANSACTION:

     A. THE MERGER: On and subject to the terms and conditions of this Agreement, Carnival will merge with and into Solo (the "Merger") at the Effective Time (hereinafter defined). Solo shall be the corporation surviving the Merger. All of the property, real, personal and mixed, of each of the Parties, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed, as of the Effective Time. As of the Effective Time, the Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of both the Merged Corporation and the Surviving Corporation, and any claim or judgment against either Party.

     B. THE CLOSING: The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Fox and Grove, Chartered on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

     C. ACTIONS AT THE CLOSING: At the Closing, (i) Carnival will deliver to Solo all of its issued and outstanding stock certificates and copies of all corporate resolutions and consents which are necessary to consummate the Merger, (ii) Solo will deliver to Carnival copies of all of its corporate resolutions and consents necessary to consummate the Merger, and (iii) the Merged Corporation and the Surviving corporation will file with the Secretary of State of the State of Illinois Articles of Merger in the form attached hereto as Exhibit A (the "Articles of Merger").

     D.   EFFECT OF MERGER:

          (1) GENERAL: The Merger shall become effective at the time (the "Effective Time") that the Parties file the Articles of Merger with the Secretary of State of the State of Illinois. The Merger shall have the effect set forth in the Illinois Business Corporation Act of 1983, as amended. The Surviving corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Merged Corporation or the Surviving corporation in order to carry out and effectuate the transactions contemplated by this Agreement.

          (2) ARTICLES OF INCORPORATION: The Articles of Incorporation of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Articles of Incorporation of the Surviving Corporation without any modification or Amendment in the Merger.

          (3) BYLAWS: The Bylaws of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Bylaws of the Surviving Corporation.

          (4) DIRECTORS AND OFFICERS: The Directors and Officers of the Surviving Corporation as of the date of this Agreement and as of the Effective Time shall continue to serve until their respective successors are duly elected and qualified pursuant to the Bylaws of the Surviving Corporation.

          (5) CONVERSION OF CARNIVAL SHARES: At and as of the Effective Time, each outstanding share of Carnival shall be cancelled.

          (6) SURVIVING CORPORATION SHARES: Each share of the Surviving Corporation issued and outstanding at and as of the Effective Time will remain issued and outstanding.

     2. REPRESENTATIONS AND WARRANTIES OF THE MERGED CORPORATION: The Merged Corporation represents and warrants to the surviving Corporation that the statements contained in this Section 2 are correct and complete as of the date of this Agreement, and will be correct and complete as of the Closing Date.

     A. ORGANIZATION, QUALIFICATION AND CORPORATE POWER: The Merged Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois. The Merged Corporation is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Merged Corporation taken as a whole or the ability of the Parties to consummate the transactions contemplated by this Agreement. The Merged Corporation has full corporate power and authority to carry on the businesses in which it is engaged, and to own and use the properties owned and used by it.

     B. CAPITALIZATION: The entire authorized capital stock of the Merged Corporation consists of 10,000 common shares of $1.00 par value stock, of which 1,000 shares of the Merged Corporation are issued and outstanding. All of the issued and outstanding shares of the Merged Corporation have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Merged Corporation to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Merged Corporation.

     C. AUTHORIZATION OF TRANSACTION: The Merged Corporation has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Merged Corporation cannot consummate the Merger unless and until it receives the approval of all of its directors. This Agreement constitutes the valid and legally binding obligation of the Merged Corporation, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of the Merged Corporation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Merged Corporation is subject, or any provision of the charter of bylaws of the Merged Corporation, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Merged Corporation is a party or by which it is bound, or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or security interest would not have a material adverse effect on the financial condition of the Merged Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of the Merged Corporation which have been delivered by the Merged Corporation to the Surviving Corporation, fairly present the financial condition of the Merged Corporation as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of the Merged Corporation, which have been delivered to the Surviving Corporation, the Merged Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: The Merged Corporation operates at least one significant historic business line, and owns or leases all of its historic business assets, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets shall be merged into the Surviving Corporation.

     H.   The Merged Corporation has no subsidiaries.

     3. REPRESENTATIONS AND WARRANTIES OF THE SURVIVING CORPORATION: The Surviving corporation represents and warrants to the Merged Corporation that the statements contained in this Section 3 are correct and complete as of the date, of this Agreement and will be correct and complete as of the Closing Date.

     A. ORGANIZATION, QUALIFICATION AND CORPORATE POWER: The Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois. The Surviving Corporation is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole or the ability of the Parties to consummate the transactions contemplated by this Agreement. The Surviving Corporation has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

     B. CAPITALIZATION: The entire authorized capital stock of the Surviving Corporation consists of 100,100,000 common shares of $.01 par value stock, of which 10,234,600 shares of the Surviving Corporation are issued and outstanding. Of the 10,234,600 shares outstanding 10,177,126 are Class A Non-voting common shares and 57,474 are Class B Voting common shares. All of the issued and outstanding shares of the Surviving Corporation have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Surviving Corporation.

     C. AUTHORIZATION OF TRANSACTION: The Surviving Corporation has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that the Surviving Corporation cannot consummate the Merger unless and until it receives the approval of all of its directors. This Agreement constitutes the valid and legally binding obligation of the surviving Corporation, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of the Surviving Corporation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the surviving corporation is subject or any provision of the charter or bylaws of the surviving Corporation, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Surviving Corporation is a party, or by which it is bound, or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of the Surviving Corporation which have been delivered by the Surviving Corporation to the Merged Corporation, fairly represent the financial condition of the Surviving Corporation as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of the Surviving Corporation, which have been delivered to the Merged Corporation, the Surviving Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: It is the present intention of the Surviving Corporation to continue at least one historic business line of the Merged Corporation and to use all of the Merged Corporation's historic business assets in its business, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets of the Merged Corporation shall be merged into the Surviving Corporation.

     4. COVENANTS OF THE PARTIES: The Parties agree as follows with respect to the period from and after the date of this Agreement:

     A. GENERAL: Each of the parties will use its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement.

     B. ARTICLES OF INCORPORATION AND BYLAWS: Except as set forth herein, neither the Merged Corporation nor the Surviving Corporation shall make any changes to its respective Articles of Incorporation or Bylaws without the consent of the other Party.

     C. CORPORATE DISTRIBUTIONS AND CHANGES: Neither the Merged Corporation nor the Surviving Corporation shall make any change in its authorized or issued capital stock, declare or pay any dividend or other distributions, issue, encumber, purchase or otherwise acquire any of its capital stock, issue any note, or other debt or security, or perform any other act that is not within the ordinary course of its business, without the consent of the other Party.

     D. FULL ACCESS: Each of the Parties shall permit representatives of the other to have full access to all premises, properties, personnel, books, records, contracts, and documents of and pertaining to the other Party.

     5. CONDITIONS PRECEDENT TO OBLIGATION TO CLOSE: The obligation of the Parties to consummate this Merger shall be subject to fulfillment on or before the Effective Time of each of the following conditions, unless waived.

     A. REPRESENTATIONS AND WARRANTIES: The representations and warranties of both parties set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date.

     B. DIRECTOR APPROVAL: This Agreement shall have been adopted by the unanimous vote of the directors of both the Merged Corporation and the Surviving Corporation.

     C. COMPLIANCE WITH COVENANTS: Each of the Parties shall have complied in all material respects with the covenants to be performed pursuant to this Agreement.

     6. TERMINATION OF AGREEMENT: Either of the Parties may terminate this Agreement with the prior authorization of its board of directors as provided below:

     A. MUTUAL CONSENT: The Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time.

     B. BREACH BY MERGED CORPORATION: The Surviving Corporation may terminate this Agreement by giving written notice to the Merged Corporation at any time prior to the Effective Time in the event that the Merged Corporation has breached any material representation, warranty, or covenant contained in this Agreement in any material respect; the Surviving Corporation has notified the Merged Corporation of this breach; and the breach has continued without cure for a period of thirty (30) days after the notice of breach.

     C. BREACH BY SURVIVING CORPORATION: The Merged Corporation may terminate this Agreement by giving written notice to the Surviving corporation at any time prior to the Effective Time in the event the surviving corporation has breached any material representation, warranty or covenant contained in this Agreement in any material respect; the Merged Corporation has notified the Surviving Corporation of the breach; and the breach has continued without cure for a period of thirty (30) days after the notice of breach.

     D. EFFECT OF TERMINATION: If any Party terminates this Agreement pursuant to this Section 6, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

     7. NOTICES: Any notice or other communication in this Agreement to be given by either party to the other must be in writing and may be given by any means which provides evidence of receipt, or by delivering the same in person, or to an officer of such party. Notice shall be deemed received upon making an in-person delivery or upon the date shown on a receipted delivery. For purposes of notice, the addresses of the parties shall be as follows:

     If to Solo Cup Company:       Solo Cup Company
                                   1700 Old Deerfield Road
                                   Highland Park, Illinois 60035

     If to Carnival Brands, Inc.:  Carnival Brands, Inc.
                                   1700 Old Deerfield Road
                                   Highland Park, Illinois 60035

     and a copy to:                Fox and Grove, Chartered
                                   Suite 6200
                                   311 South Wacker Drive
                                   Chicago, Illinois 60606

     or to such other addresses as any party may designate for itself by notice given from time to time to the other parties in the manner provided herein.

     8.   OTHER MUTUAL COVENANTS:

     A. SEVERABILITY: Each Section of this Agreement and each sentence, clause or phrase contained in such Section shall be considered severable and, if for any reason, any Section or sentence, clause or phrase contained in such Section is determined to be invalid or contrary to any existing or future laws, such invalidity shall not impair the operation of or affect that portion of this Agreement which is valid.

     B. AMENDMENT: This Agreement may be amended, altered or revoked at any time, in whole or in part, by filing with this Agreement a written instrument setting forth such changes signed by all of the parties to this Agreement.

     C. BINDING ON: This Agreement shall be binding on the parties hereto, and their respective successors, assigns, heirs and legal representatives.

     D. SURVIVAL OF COVENANTS: The covenants, undertakings and indemnities herein contained to be performed or observed at any time before the termination of this Agreement shall survive the consummation of the transactions contemplated hereby and the termination of this Agreement.

     E. SECTION AND OTHER HEADINGS: Section or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     F. GOVERNING LAW: This instrument shall be governed by, and construed in accordance with, the laws of the State of Illinois.

     G. COUNTERPARTS: This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     H. GENDER AND NUMBER: Where appropriate, words of the masculine gender include the feminine, and words used in a plural or collective sense include the singular and vice versa.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

CARNIVAL BRANDS, INC.                   SOLO CUP COMPANY


By:    /s/ Robert L. Hulseman           By:    /s/ Robert L. Hulseman
    --------------------------------        ---------------------------------
       Robert L. Hulseman,                     Robert L. Hulseman,
       President                               Chairman/CEO


ATTEST:                                 ATTEST:


       /s/ Ronald L. Whaley                   /s/ Ronald L. Whaley
------------------------------------    -------------------------------------
       Ronald L. Whaley,                      Ronald L. Whaley,
       Vice President                         Executive Vice President

Form BCA-11.25
                               ARTICLES OF MERGER
                            CONSOLIDATION OR EXCHANGE
(Rev. Jan. 1999)                                          File # 5350-363-2

Jesse White                                               SUBMIT IN DUPLICATE
Secretary of State
Department of Business Services        FILED              THIS SPACE FOR USE BY
Springfield, IL  62756                                      SECRETARY OF STATE
Telephone (217) 782-6961            DEC 20 2000
http://www.sos.state.Il.us                                Date 12/20/00
                                     JESSE WHITE
   DO NOT SEND CASH!             SECRETARY OF STATE
Remit payment in check or                                 Filing Fee       $ 100
money order, payable to
"Secretary of State."                                     Approved:
Filing Fee is $100, but
if merger or
consolidation involves
more than 2 corporations,
$50 each additional
corporation.

1. Names of corporations proposing to merge, and the state or country of their incorporation:

                              State or Country of    Illinois Secretary of State File
 Names of Corporation           Incorporation                     Number
Solo Cup Company            Illinois                 D 5350-363-2

Solo Sales (Europe), Inc.   Delaware                 F 5832-453-1

_________________________   _______________________  ___________________________

_________________________   _______________________  ___________________________

2. The laws of the state or country under which each corporation is incorporated permit such merger, consolidation or exchange.

3.   a.   Name of the surviving corporation:       Solo Cup Company

     b.   It shall be governed by the laws of:     Illinois

                  If not sufficient space to cover this point,
                      add one or more sheets of this size.

4.   Plan of merger is as follows: See attached Agreement and Plan of Merger.


                                                                     PAID

                                                                  JAN 02 2001

                                                              EXPEDITED SERVICES

5. Plan of merger was approved, as to each corporation not organized in Illinois, in compliance with the laws of the state under which it is organized, and (b) as to each Illinois corporation, as follows:

     (The following items are not applicable to mergers under Section 11.30 - 90% owned subsidiary provisions. See Article 7.)

     (Only "X" one box for each Illinois corporation)

                        By the shareholders, a
                        resolution of the board
                        directors having been          By written consent of the
                        duly adopted and               shareholders having not
                        submitted to a vote at a       less than the minimum
                        meeting of shareholders.       number of votes required
                        Not less than the              by statute and by the
                        minimum number of              articles of incorporation.      By written consent
                        votes required by statute      Shareholders who have           of ALL the
                        and by the articles of         not consented in writing        shareholders entitled
                        incorporation voted in         have been given notice in       to vote on the action
                        favor of the action taken      accordance with Section 7.10    in accordance with
Name of Corporation     (Section 11.20)                (Section 11.220)                Section 7.10 and Section 11.20
-------------------     -------------------------      ----------------------------    ------------------------------
Solo Cup Company                  / /                              / /                              /X/

______________________            / /                              / /                              / /

______________________            / /                              / /                              / /

______________________            / /                              / /                              / /

______________________            / /                              / /                              / /

6. (NOT APPLICABLE IF SURVIVING, NEW OR ACQUIRING CORPORATION IS AN ILLINOIS CORPORATION)

     It is agreed that, upon and after the issuance of a certificate of merger, consolidation or exchange by the Secretary of State of the State of
     Illinois:
     a. The surviving, new or acquiring corporation may be served with process in the State of Illinois in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange and in any proceeding for the enforcement of the rights of the dissenting shareholder of any such corporation organized under the laws of the State of Illinois against the surviving, new or acquiring corporation.
     b. The Secretary of State of the State of Illinois shall be and hereby is irrevocably appointed as the agent of the surviving, new or acquiring corporation to accept service of process in any such proceedings, and
     c. The surviving, new, or acquiring corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Illinois which is a party to the merger, consolidation or exchange the amount, if any, to which they shall be entitled under the provisions of "The Business Corporation Act of 1983" of the State of Illinois with respect to the rights of dissenting shareholders.

7. (COMPLETE THIS ITEM IF REPORTING A MERGER UNDER SECTION 11.30 - 90% OWNED SUBSIDIARY PROVISIONS.)

     a. The number of outstanding shares of each class of each merging subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of the plan of merger by the parent corporation, are:

                                                                                    Number of Shares of Each Class
                                                Total Number of Shares                Owned immediately Prior to
        Name of Corporation                    Outstanding of Each Class           Merger by the Parent Corporation

______________________________________    ____________________________________    ____________________________________

______________________________________    ____________________________________    ____________________________________

______________________________________    ____________________________________    ____________________________________

______________________________________    ____________________________________    ____________________________________

______________________________________    ____________________________________    ____________________________________

     b.   (Not applicable to 100% owned subsidiaries)

          The date of mailing a copy of the plan of merger and notice of the right to dissent to the shareholders of each merging subsidiary corporation was _____________ , __________.
                          (MONTH & DAY)     (YEAR)

          Was written consent for the merger or written waiver of the 30-day period by the holders of all outstanding shares of all subsidiary
          corporations received? / / Yes      / / No

          (IF THE ANSWER IS "NO," THE DUPLICATE COPIES OF THE ARTICLES OF MERGER MAY NOT BE DELIVERED TO THE SECRETARY OF STATE UNTIL AFTER 30 DAYS FOLLOWING THE MAILING OF A COPY OF THE PLAN OF MERGER AND OF THE NOTICE OF THE RIGHT TO DISSENT TO THE SHAREHOLDERS OF EACH MERGING SUBSIDIARY CORPORATION.)

8. The undersigned corporations have caused these articles to be signed by their duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true. (All signatures must be in BLACK INK.)

DATED         DECEMBER 15                 ,   2000                 SOLO CUP COMPANY
             ----------------------------    ----------------      --------------------------------------------------
                    (MONTH & DAY)                 (YEAR)                       (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ RONALD L. WHALEY                                 BY   /s/ ROBERT L. HULSEMAN
             ------------------------------------------------          ---------------------------------------------
              (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)            (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

              RONALD L. WHALEY, CFO/EVP                            ROBERT L. HULSEMAN, CHAIRMAN/CEO
             ------------------------------------------------      --------------------------------------------------
                     (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)

DATED                                         ,                    SOLO SALES (EUROPE), INC.
             --------------------------------   -------------      --------------------------------------------------
                      (MONTH & DAY)                 (YEAR)                     (EXACT NAME OF CORPORATION)

ATTESTED BY   /s/ RONALD L. WHALEY                                 BY   /s/ ROBERT L. HULSEMAN
             ------------------------------------------------          ----------------------------------------------
             (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

              RONALD L. WHALEY, V.P.                               ROBERT L. HULSEMAN, PRESIDENT
             ------------------------------------------------      --------------------------------------------------
                     (TYPE OR PRINT NAME AND TITLE)                          (TYPE OR PRINT NAME AND TITLE)
DATED                                         ,
             --------------------------------   -------------      ---------------------------------------------------
                       (MONTH & DAY)                (YEAR)                     (EXACT NAME OF CORPORATION)

ATTESTED BY                                                        BY
             ------------------------------------------------          ----------------------------------------------
             (SIGNATURE OF SECRETARY OR ASSISTANT SECRETARY)             (SIGNATURE OF PRESIDENT OR VICE PRESIDENT)

             ------------------------------------------------      --------------------------------------------------
                     (TYPE OR PRINT NAME AND TITLE)                           (TYPE OR PRINT NAME AND TITLE)

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                            SOLO SALES (EUROPE), INC.

                                      INTO

                                SOLO CUP COMPANY

     This Agreement and Plan of Merger is made as of December 15, 2000, by and between SOLO SALES (EUROPE), INC., a Delaware corporation ("Solo Europe" or the "Merged Corporation"), and SOLO CUP COMPANY, an Illinois corporation, ("Solo Cup" or the "Surviving Corporation"). The Merged Corporation and the Surviving Corporation are sometimes referred to collectively herein as the "Parties".

                                    RECITALS:

     The Parties contemplate a tax-free-merger of the Merged Corporation with and into the Surviving Corporation in a reorganization pursuant to Internal Revenue Code Sections 368 (a)(1)(A) and 368(a)(1)(D); and

     The Parties expect that the merger will further certain of their business objectives.

     NOW THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1.   BASIC TRANSACTION:

     A. THE MERGER: On and subject to the terms and conditions of this Agreement, Solo Europe will merge with and into Solo Cup (the "Merger") at the Effective Time (hereinafter defined). Solo Cup shall be the corporation surviving the Merger. All of the property, real, personal and mixed, of each of the Parties, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed, as of the Effective Time. As of the Effective Time, the Surviving Corporation shall be responsible and liable for all of the liabilities and obligations of both the Merged Corporation and the Surviving Corporation, and any claim or judgment against the Parties.

     B. THE CLOSING: The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Fox and Grove, Chartered on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date").

     C. ACTIONS AT THE CLOSING: At the Closing: (i) Solo Europe will deliver to Solo Cup all of their issued and outstanding stock certificates and copies of all corporate resolutions and consents which are necessary to consummate the Merger; (ii) Solo Cup will deliver to Solo Europe copies of all of its corporate resolutions and consents necessary to consummate the Merger; (iii) the Merged Corporation and the Surviving Corporation shall file with the Illinois Secretary of State Articles of Merger in the form attached hereto as Exhibit A (the "Articles of Merger"); and (iv) the Merged Corporation and the Surviving Corporation shall file with the Delaware Secretary of State a Certificate of Merger.

     D.   EFFECT OF MERGER:

          (1) GENERAL: The Merger shall become effective at the time (the "Effective Time") that the Parties file the Articles of Merger with the Illinois Secretary of State. The Merger shall have the effect set forth in the Illinois Business Corporation Act of 1983, as amended. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Merged Corporation or the Surviving Corporation in order to carry out and effectuate the transactions contemplated by this Agreement.

          (2) ARTICLES OF INCORPORATION: The Articles of Incorporation of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Articles of Incorporation of the Surviving Corporation without any modification or Amendment as a result of the Merger.

          (3) BYLAWS: The Bylaws of the Surviving Corporation in effect as of the date of this Agreement and as of the Effective Time will remain the Bylaws of the Surviving Corporation.

          (4) DIRECTORS AND OFFICERS: The directors and officers of the Surviving Corporation as of the date of this Agreement and as of the Effective Time shall continue to serve until their respective successors are duly elected and qualified pursuant to the Bylaws of the Surviving Corporation.

          (5) CANCELLATION OF SOLO EUROPE SHARES: At and as of the Effective Time, each share of Solo Europe shall be cancelled as all the shares of the two corporations participating in the merger are owned by the same shareholders in virtually identical proportions.

          (6) SURVIVING CORPORATION SHARES: Each share of the Surviving Corporation issued and outstanding at and as of the Effective Time will remain issued and outstanding.

     2. SOLO EUROPE REPRESENTATIONS AND WARRANTIES: Solo Europe represents and warrants to the Surviving Corporation that the statements contained in this
     Section 2 are correct and complete as of the date of this Agreement, and will be correct and complete as of the Closing Date.

     A. ORGANIZATION, QUALIFICATION AND CORPORATE POWER: Solo Europe is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. Solo Europe is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on its financial condition taken as a whole, or on the ability of the Parties to consummate the transactions contemplated by this Agreement. Solo Europe has full corporate power and authority to carry on the businesses in which it is engaged, and to own and use its properties.

     B. CAPITALIZATION: The entire authorized capital stock of Solo Europe consists of 10,000 common shares of $.01 par value stock, of which 1,000 shares are issued and outstanding. All of the issued and outstanding shares of Solo Europe have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Solo Europe to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Solo Europe.

     C. AUTHORIZATION OF TRANSACTION: Solo Europe has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, Solo Europe cannot consummate the Merger unless and until it receives the approval of all of its shareholders. This Agreement constitutes the valid and legally binding obligation of Solo Europe, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of Solo Europe, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will:
          (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Solo Europe is subject, or any provision of the charter or bylaws of Solo Europe; or
          (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Solo Europe is a party or by which it is bound, or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or security interest would not have a material adverse effect on its financial condition of Solo Europe taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of Solo Europe which have been delivered by Solo Europe to the Surviving Corporation, fairly present the financial condition of Solo Europe as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of Solo Europe which have been delivered to the Surviving Corporation, Solo Europe did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: Solo Europe operates at least one significant historic business line, and owns or leases all of its historic business assets, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets shall be merged into the Surviving Corporation.

     H.   SUBSIDIARIES: Solo Europe does not have any subsidiaries.

     3. REPRESENTATIONS AND WARRANTIES OF THE SURVIVING CORPORATION: The Surviving Corporation represents and warrants to the Merged Corporation that the statements contained in this Section 3 are correct and complete as of the date, of this Agreement and will be correct and complete as of the Closing Date.

     A. ORGANIZATION, QUALIFICATION AND CORPORATE POWER: The Surviving Corporation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Illinois. The Surviving Corporation is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. The Surviving Corporation has full corporate power and authority to carry on the businesses in which it is engaged and to own and use its properties.

     B. CAPITALIZATION: The entire authorized capital stock of the Surviving Corporation consists of 100,100,000 common shares of no par value stock, of which 10,234,600 shares of the Surviving Corporation are issued and outstanding. Of the 10,234,600 shares outstanding 10,177,124 are Class A

          Non-voting common shares and 57,474 are Class B Voting common shares. All of the issued and outstanding shares of the Surviving Corporation have been duly authorized and are validly issued, fully paid, and nonassessable. There are 5,715,000 warrants outstanding to purchase 5,715,000 shares of Class A Non-voting common stock. There are no outstanding or authorized options, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require the Surviving Corporation to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to the Surviving Corporation.

     C. AUTHORIZATION OF TRANSACTION: The Surviving Corporation has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, the Surviving Corporation cannot consummate the Merger unless and until it receives the approval of all of its voting shareholders. This Agreement constitutes the valid and legally binding obligation of the Surviving Corporation, enforceable in accordance with its terms and conditions.

     D. NONCONTRAVENTION: To the best knowledge of any director or officer of the Surviving Corporation, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby will: (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the surviving corporation is subject or any provision of the charter or bylaws of the Surviving Corporation; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which any of the Surviving Corporation is a party, or by which it is bound, or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or security interest would not have a material adverse effect on the financial condition of the Surviving Corporation taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

     E. FINANCIAL STATEMENTS: The financial statements of the Surviving Corporation which have been delivered by the Surviving Corporation to the Merged Corporation, fairly present the financial condition of the Surviving Corporation as set forth in such statements.

     F. ABSENCE OF UNDISCLOSED LIABILITIES: Except to the extent reflected or reserved against in the financial statements of the Surviving Corporation, which have been delivered to the Merged Corporation, the Surviving Corporation did not have at that date any liabilities or obligations (secured, unsecured, contingent or otherwise) of a nature customarily reflected in such statements.

     G. CONTINUITY OF BUSINESS ENTERPRISE: It is the present intention of the Surviving Corporation and to continue at least one historic business line of the Merged Corporation and to use all of the Merged Corporation's historic business assets in its business, in each case within the meaning of Treas. Reg. Sec. 1.368-1(d). Such business line and business assets of the Merged Corporation shall be merged into the Surviving Corporation.

     4. COVENANTS OF THE PARTIES: The Parties agree as follows with respect to the period from and after the date of this Agreement:

     A. GENERAL: Each of the parties will use its best efforts to take all action and to do all things necessary in order to consummate and make effective the transactions contemplated by this Agreement.

     B. DELAWARE GENERAL CORPORATE LAW: The Merged Corporation will call a special meeting of its stockholders as soon as practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the General Corporate Law of the State of Delaware.

     C. ILLINOIS BUSINESS CORPORATION ACT: The Surviving Corporation will call a special meeting of its stockholders as soon as practicable in order that the stockholders may consider and vote upon the adoption of this Agreement and the approval of the Merger in accordance with the Illinois Business Corporation Act.

     D. ARTICLES OF INCORPORATION AND BYLAWS: Except as set forth herein, neither the Merged Corporation nor the Surviving Corporation shall make any changes to its respective Articles of Incorporation or Bylaws without the consent of the other Parties.

     E. CORPORATE DISTRIBUTIONS AND CHANGES: Neither the Merged Corporation nor the Surviving Corporation shall make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution, issue, encumber, purchase or otherwise acquire any of its capital stock, issue any note, or other debt or security, or perform any other act that is not within the ordinary course of its business, without the consent of the other Parties.

     F. FULL ACCESS: Each of the Parties shall permit representatives of the other to have full access to all premises, properties, personnel, books, records, contracts, and documents of and pertaining to the other Parties.

     5. CONDITIONS PRECEDENT TO OBLIGATION TO CLOSE: The obligation of the Parties to consummate this Merger shall be subject to fulfillment on or before the Effective Time of each of the following conditions, unless waived:

     A. REPRESENTATIONS AND WARRANTIES: The representations and warranties of all Parties set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date.

     B. SHAREHOLDER APPROVAL: This Agreement shall have been adopted by the unanimous vote of the shareholders of the Merged Corporation and the Surviving Corporation.

     C. COMPLIANCE WITH COVENANTS: Each of the Parties shall have complied in all material respects with the covenants to be performed pursuant to this Agreement.

     6. TERMINATION OF AGREEMENT: Either of the Parties may terminate this Agreement with the prior authorization of its board of directors (whether before or after stockholder approval) as provided below:

     A. MUTUAL CONSENT: The Parties may terminate this Agreement by mutual written consent at any time prior to the Effective Time.

     B. BREACH BY MERGED CORPORATION: The Surviving Corporation may terminate this Agreement by giving written notice to the Merged Corporation at any time prior to the Effective Time in the event that the Merged Corporation has breached any material representation, warranty, or covenant contained in this Agreement in any material respect; the Surviving Corporation has notified the Merged Corporation of this breach; and the breach has continued without cure for a period of 30 days after the notice of breach.

     C. BREACH BY SURVIVING COLORATION: The Merged Corporation may terminate this Agreement by giving written notice to the Surviving Corporation at any time prior to the Effective Time in the event the Surviving Corporation has breached any material representation, warranty or covenant contained in this Agreement in any material respect; the Merged Corporation has notified the Surviving Corporation of the breach; and the breach has continued without cure for a period of 30 days after the notice of breach.

     D. EFFECT OF TERMINATION: If any Party terminates this Agreement pursuant to this Section 6, all rights and obligations of the Parties hereunder shall terminate without any liability of any Party to any other Party (except for any liability of any Party then in breach).

     7. NOTICES: Any notice or other communication in this Agreement to be given by either party to the other must be in writing and may be given by any means which provides evidence of receipt, or by delivering the same in person, or to an officer of such party. Notice shall be deemed received upon making an in-person delivery or upon the date shown on a receipted delivery. For purposes of notice, the addresses of the parties shall be as follows:

     If to Solo Europe:            Solo Sales (Europe), Inc.
                                   700 Old Deerfield Road
                                   Highland Park, Illinois 60035

     If to Solo Cup:               Solo Cup Company
                                   1700 Old Deerfield Road
                                   Highland Park, Illinois 60035

     and a copy to:                Robert M. Mintz, Esq.
                                   Fox and Grove, Chartered
                                   311 South Wacker Drive,
                                   Suite 6200
                                   Chicago, Illinois 60606
                                   Fax (312) 362-0700

     or to such other addresses as any party may designate for itself by notice given from time to time to the other parties in the manner provided herein.

     8.   OTHER MUTUAL COVENANTS:

     A. SEVERABILITY: Each section of this Agreement and each sentence, clause or phrase contained in such Section shall be considered severable and, if for any reason, any section or sentence, clause or phrase contained in such section is determined to be invalid or contrary to any existing or future laws, such invalidity shall not impair the operation of or affect that portion of this Agreement which is valid.

     B. AMENDMENT: This Agreement may be amended, altered or revoked at any time, in whole or in part, by filing with this Agreement a written instrument setting forth such changes signed by all of the parties to this Agreement.

     C. BINDING ON: This Agreement shall be binding on the parties hereto, and their respective successors, assigns, heirs and legal representatives.

     D. SURVIVAL OF COVENANTS: The covenants, undertakings and indemnities herein contained to be performed or observed at any time before the termination of this Agreement shall survive the consummation of the transactions contemplated hereby and the termination of this Agreement.

     E. SECTION AND OTHER HEADINGS: Section or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     F. GOVERNING LAW: This instrument shall be governed by and construed in accordance with the internal laws, and not the choice of laws, of the State of Illinois.

     G. COUNTERPARTS: This Agreement may be executed in counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

     H. GENDER AND NUMBER: Where appropriate, words of the masculine gender include the feminine, and words used in a plural or collective sense include the singular and vice versa.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

SOLO SALES (EUROPE), INC.           SOLO CUP COMPANY


By:    /s/ Robert L. Hulseman           By:    /s/ Robert L. Hulseman
    --------------------------------        ---------------------------------
       Robert L. Hulseman,                     Robert L. Hulseman,
       President                               Chairman/CEO


ATTEST:                                     ATTEST:


       /s/ Ronald L. Whaley                    /s/ Ronald L. Whaley
------------------------------------        ---------------------------------
       Ronald L. Whaley,                       Ronald L. Whaley,
       Vice President                          CFO/EVP

1.    Corporate Name                            2. File Number     3. State/Country    4. Inc/Qual Data
      SOLO CUP COMPANY                             D5350-363-2        Illinois            06/21/1984

5.       President Name & Address
                        SEE ATTACHED LIST

Secretary Name & Address


Officer/Director Name & Address


Officer/Director Name & Address

        Share
6.   Information      Class     Series     Par Value      Number Authorized    Number Issued as of 03/31/2003
-------------------------------------------------------------------------------------------------------------
COMM A                                       .0100           100,000,000              10,367,626.000

COMM B                                       .0100               100,000                  57,474.000


7.   Registered Agent            Year         FILED       7a) Changes Agent Name
                                                              RONALD L. WHALEY
SHAYLE P. FOX                    2003      MAY 30, 2003
55 W. MONROE ST STE 800                                   Address
CHICAGO, IL  60603-5004                      JESSE            1700 OLD DEERFIELD RD.
                                             WHITE
                                           SECRETARY
                                            OF STATE      City                                   Zip
COOK COUNTY                                                   HIGHLAND PARK, IL                  60035
                                                          County
                                                              LAKE

     Under penalty of perjury and as an authorized        8.  Signature/Title                    Date
officer, I declare that this annual report, pursuant to
 provisions of the Business Corporation Act, has been         /s/ Ronald L. Whaley   COO/CFO     5/28/03
  examined by me and is, to the best of my knowledge
        and belief, true, correct and complete.

                                SOLO CUP COMPANY
                 2003 STATE OF ILLINOIS CORPORATE ANNUAL REPORT
                        CORPORATION FILE NO. D 5350-363-2
                         LIST OF OFFICERS AND DIRECTORS

       OFFICERS                  DIRECTORS             NAME                          ADDRESS
       --------                  ---------             ----                          -------
CHAIRMAN AND CHIEF EXECUTIVE      DIRECTOR       ROBERT L. HULSEMAN         1700 OLD DEERFIELD ROAD
OFFICER                                                                     HIGHLAND PARK, IL 60035

PRESIDENT AND SECRETARY           DIRECTOR       JOHN F. HULSEMAN           1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

CHIEF OPERATING OFFICER AND       DIRECTOR       RONALD L. WHALEY           1700 OLD DEERFIELD ROAD
CHIEF FINANCIAL OFFICER                                                     HIGHLAND PARK, IL 60035
EXECUTIVE VICE PRESIDENT
                                                 WILLIAM R. COAD            1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

SENIOR VICE PRESIDENT                            PAUL J. HULSEMAN           1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

SENIOR VICE PRESIDENT                            WILLIAM P. IRVIN           1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

SENIOR VICE PRESIDENT                            WILLIAM RICKERT            1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

SENIOR VICE PRESIDENT                            SUSAN H. MARKS             1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

SENIOR VICE PRESIDENT                            ANIL SHAH                  1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

SENIOR VICE PRESIDENT                            KATHLEEN C. WOLF           1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

SENIOR VICE PRESIDENT                            PATRICK BYE                1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

VICE PRESIDENT                                   JAMES R. HULSEMAN          1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

VICE PRESIDENT                                   DAWN S. KELLER             1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

VICE PRESIDENT                                   ROBERT W. BIERGANS         1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

VICE PRESIDENT                                   RICHARD L. HULSEMAN        1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

                                  DIRECTOR       SHEILA M. HULSEMAN         1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035

                                  DIRECTOR       GEORGIA S. HULSEMAN        1700 OLD DEERFIELD ROAD
                                                                            HIGHLAND PARK, IL 60035